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                         Vanguard(R) Windsor(TM) II Fund
              SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 28, 2006

IMPORTANT CHANGES TO VANGUARD WINDSOR II FUND

FUND MINIMUM CHANGE FOR NEW ACCOUNTS
Effective as of the close of business on April 20, 2006, Vanguard Windsor II Fund raised its minimum initial investment amount to $10,000 for all new accounts, including IRAs and custodial accounts for minors. In addition, the Fund is closed to certain retirement plans that do not currently invest in the Fund and to new accounts and additional purchases in certain nonretirement accounts not held directly at Vanguard.

LIMITS ON INVESTMENTS
     New and current shareholders of Vanguard Windsor II Fund whose accounts are held at Vanguard may purchase up to $25,000 per year in new Fund shares. This $25,000 limit applies to the total amount invested during any calendar year in each Fund account held at Vanguard. Investments made on or before April 20, 2006, do not count toward the $25,000 annual limit, nor do reinvestments of dividend and capital gains distributions. Participants in certain qualified retirement plans may purchase new Fund shares in accordance with the terms of their plans. In addition, certain investors may be permitted to purchase new shares at Vanguard's discretion.
     Vanguard Windsor II Fund may modify these transaction policies at any time without prior notice to shareholders. You may call Vanguard for more detailed information about the Fund's transaction policies. Investors in nonretirement accounts and IRAs may call Vanguard's Investor Information Department at 800-662-7447. Participants in employer-sponsored retirement plans may call Vanguard Participant Services at 800-523-1188.




(C)2006 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                        PSB73 042006